Hennessy Cornerstone Mid Cap 30 Fund
Schedule of Investments
January 31, 2024 (Unaudited)
COMMON STOCKS — 96.89%	Number of Shares	Value	% of Net Assets
Communication Services — 2.13%
Cinemark Holdings, Inc.(a)	1,170,600	$16,189,398	2.13%
Consumer Discretionary — 20.56%
Abercrombie & Fitch Co., Class A(a)	384,400	39,170,360	5.17%
Gap, Inc.	2,082,800	38,927,532	5.13%
Group 1 Automotive, Inc.	83,000	21,584,980	2.84%
Guess?, Inc.	1,030,800	23,028,072	3.03%
Modine Manufacturing Co.(a)	482,300	33,322,107	4.39%
		156,033,051	20.56%
Consumer Staples — 7.23%
Coca-Cola Consolidated, Inc.	33,656	28,990,942	3.82%
Sprouts Farmers Market, Inc.(a)	514,000	25,890,180	3.41%
		54,881,122	7.23%
Energy — 22.51%
California Resources Corp.	390,500	18,619,040	2.45%
CONSOL Energy, Inc.	213,400	20,187,640	2.66%
EnLink Midstream LLC	1,813,600	21,872,016	2.88%
Liberty Energy, Inc.	1,209,100	25,137,189	3.31%
Oceaneering International, Inc.(a)	854,500	17,756,510	2.34%
Par Pacific Holdings, Inc.(a)	625,800	22,898,022	3.02%
PBF Energy, Inc., Class A	432,134	21,827,088	2.88%
Plains GP Holdings LP, Class A	1,394,000	22,554,920	2.97%
		170,852,425	22.51%
Financials — 1.23%
NCR Atleos Corp.(a)	415,850	9,310,882	1.23%
Industrials — 34.99%
Applied Industrial Technologies, Inc.	138,300	24,404,418	3.22%
Comfort Systems USA, Inc.	129,000	28,053,630	3.69%
EMCOR Group, Inc.	104,600	23,860,306	3.14%
Flowserve Corp.	558,200	22,288,926	2.94%
Fluor Corp.(a)	616,100	23,233,131	3.06%
MillerKnoll, Inc.	901,800	23,978,862	3.16%
MSC Industrial Direct Co., Inc., Class A	220,400	21,749,072	2.87%
Oshkosh Corp.	227,400	25,036,740	3.30%
Parsons Corp.(a)	395,500	25,766,825	3.39%
Sterling Infrastructure, Inc.(a)	297,800	22,364,780	2.95%
XPO, Inc.(a)	290,200	24,794,688	3.27%
		265,531,378	34.99%
Information Technology — 5.56%
Kyndryl Holdings, Inc.(a)	1,438,100	29,509,812	3.89%
NCR Voyix Corp.(a)	863,800	12,697,860	1.67%
		42,207,672	5.56%
Materials — 2.68%
Carpenter Technology Corp.	330,700	20,367,813	2.68%

Total Common Stocks
(Cost $648,183,469)		735,373,741	96.89%

SHORT-TERM INVESTMENTS — 2.70%
Money Market Funds — 2.70%
First American Government Obligations Fund - Class X, 5.250%(b)	20,454,901	20,454,901	2.70%
Total Short-Term Investments
(Cost $20,454,901)		20,454,901	2.70%
Total Investments
(Cost $668,638,370) — 99.59%		755,828,642	99.59%
Other Assets in Excess of Liabilities - 0.41%		3,147,975	0.41%
TOTAL NET ASSETS — 100.00%		$758,976,617	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of January 31, 2024.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor's Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of January 31, 2024

The Fund follows its valuation policies and procedures in determining its net asset value ("NAV") and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, master limited partnerships, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair value hierarchy of the Fund's securities as of January 31, 2024, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$16,189,398	$—	$—	$16,189,398
Consumer Discretionary	156,033,051	—	—	156,033,051
Consumer Staples	54,881,122	—	—	54,881,122
Energy	170,852,425	—	—	170,852,425
Financials	9,310,882	—	—	9,310,882
Industrials	265,531,378	—	—	265,531,378
Information Technology	42,207,672	—	—	42,207,672
Materials	20,367,813	—	—	20,367,813
Total Common Stocks	$735,373,741	$—	$—	$735,373,741

Short-Term Investments
Money Market Funds	$20,454,901	$—	$—	$20,454,901
Total Short-Term Investments	$20,454,901	$—	$—	$20,454,901
Total Investments	$755,828,642	$—	$—	$755,828,642